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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       -----------------------------------



       Date of Report (Date of earliest event reported): February 22, 2001

                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

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
            Pennsylvania                             0-21639                         23-2858652
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(State or other jurisdiction of             (Commission File Number)              (I.R.S. Employer
 incorporation or organization)                                                 Identification Number)
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                             515 Pennsylvania Avenue
                       Fort Washington, Pennsylvania 19034
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (215) 793-9300
                                                           --------------





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         Pursuant to the Fifth Amended Plan of Reorganization (with technical amendments) dated December 21, 2000 (the "Plan") of Creditrust Corporation ("Creditrust") and related Second Amended and Restated Agreement and Plan of Merger dated as of September 20, 2000 ("Merger Agreement") among Creditrust, NCO Financial Systems, Inc., NCO Portfolio Management, Inc. ("Portfolio"), and NCO Group, Inc. (the "Company"), on February 22, 2001, Creditrust was merged into Portfolio. Portfolio was the surviving corporation in the merger and will continue to operate as a Delaware corporation under the name "NCO Portfolio Management, Inc." The Company owns approximately 63% of the common stock of Portfolio.

         On March 5, 2001 the Company filed a Current Report on Form 8-K with the SEC to report the merger, among other things. On March 14, 2001, the Company filed an amendment to its Current Report on Form 8-K with the SEC to provide the historical financial information required by Item 7 of the Current Report on Form 8-K. In such amendment, the Company included the financial statements of Creditrust. The Company is amending such Current Report on Form 8-K, as amended, to file a consent with respect to the incorporation of such financial statements into the following Registration Statements of the Company: (i) Registration Statement on Form S-8 (Registration No. 333-42743) filed with the Commission on December 19, 1997; (ii) Registration Statement on Form S-8 (Registration No. 333-62131) filed with the Commission on August 24, 1998; (iii) Registration Statement on Form S-8 (Registration No. 333-73087) filed with the Commission on June 11, 1999; (iv) Registration Statement on Form S-8 (Registration No. 333-83229) filed with the Commission on September 21, 1999; (v) Registration Statement on Form S-8 (Registration No. 333-87493) filed with the Commission on September 21, 1999; and (vi) Registration Statement on Form S-3 (Registration No. 333-86473) filed with the Commission on September 3, 1999.

Item 7.  Financial Statements and Exhibits.

         The following exhibits are being filed as part of this report:

         (a)      Financial Statements of Businesses Acquired

                  Previously filed with the Commission in the Company's Current Report on Form 8-K/A filed with the Commission on March 14, 2001.

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         (b)      Pro Forma Financial Information.

         Previously filed with the Commission in the Company's Current Report on Form 8-K/A filed with the Commission on May 4, 2001.

         (c)      Exhibits:

         Number                      Title
         ------                      -----

         2.1 Second Amended and Restated Agreement and Plan of Merger dated as of September 20, 2000 for the merger of Creditrust with and into Portfolio. Omitted schedules and exhibits will be supplied to the SEC upon request. (previously filed)

         23.1         Consent of Reznick Fedder & Silverman



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NCO GROUP, INC.

                                          By: /s/ Steven L. Winokur
                                              ---------------------------------
                                              Executive Vice President, Finance
                                              and Chief Financial Officer

Date:   May 25, 2001




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